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                         CELESTIAL VENTURES CORPORATION

                                  REGULATION S

                         COMMON STOCK PURCHASE AGREEMENT

                                 AUGUST 4, 1997

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

Number 22 of 36

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THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT is made effective for reference purposes only as of August 4, 1997, by and between CELESTIAL VENTURES CORPORATION, a Nevada corporation (the "Corporation") and the investor whose name and signature appears on the signature page to this Agreement (the "Investor").

                                     RECITAL

         The Investor desires to purchase from the Corporation, and the Corporation desires to sell to the Investor, certain common stock shares of the Corporation, on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereby agree as follows:

         1.   PURCHASE AND SALE OF SHARES.

                  a. SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the undersigned Investor agrees to purchase at the Closing (as defined below) and the Corporation agrees to sell and issue to the Investor at the Closing, that number of common stock shares (the "Shares") set forth under Schedule 1 at the price set forth under Schedule 1 (the "Purchase Price"). All monetary references in this Agreement are to United States of America dollars.

                  b. PAYMENT AND DELIVERY. The Investor shall purchase the Shares by making payment to CELESTIAL VENTURES CORPORATION in cash by check or wire transfer of funds of the Purchase Price delivered to the Corporation on, or before, the date set forth on Schedule 1 attached to the signature page hereto (the "Closing").

         2. DELIVERY OF SHARES. Upon the Investor's delivery of the Purchase Price in full and a fully executed and completed original of this Agreement to the Corporation, and after the Corporation determines that all applicable securities laws have been satisfied, the Corporation will deliver to the Investor at the address indicated on Schedule 1 within five (5) business days after the Closing a share certificate for the Shares dated as of the Closing. As of


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the Closing, the Investor shall be deemed the owner of the Shares. Investor shall provide the Corporation with instructions for registration and delivery of the Shares as set forth on Schedule 1. Any instructions for registration of the Shares in a name other than that of the Investor shall require such registered owner to affirm Investor's warranties and representations set forth herein.

         3. CORPORATION'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The
Corporation   hereby represents, warrants and covenants to the Investor as follows:

                  a. CORPORATE ORGANIZATION AND STANDING. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Agreement and the transactions contemplated hereby. The Corporation is duly qualified to do business in the jurisdictions where it is currently doing business.

                  b. AUTHORIZATION. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation and the performance of all of the Corporation's obligations hereunder has been taken. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Corporation is, and at all times during the offer and sale of the Shares, will be a "reporting issuer" as that term is defined under Regulation S.

                  c. NO BREACH. The issue and sale of the Shares by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party. The consummation of the transactions or performance of the obligations contemplated by this Agreement will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument or any order, writ, judgment or decree to which the Corporation or any of its subsidiaries is or are a party or by which any of them is or are bound.

                  d. NO PREEMPTIVE RIGHTS. There are no preemptive rights of any shareholder of the Corporation with respect to the Shares.

                  e. AUTHORIZED SHARES. The Corporation has sufficient authorized and unissued shares of its common stock to provide for the issuance and delivery of the Shares as provided under this Agreement.

                  f. COMPLIANCE WITH REGULATION S. The Corporation represents and warrants that it has complied, and covenants that until the end of the applicable Regulation S

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restricted period it will comply with all of the requirements of Rule 903(a),
(b) and (c)(3) of Regulation S applicable to the Corporation with respect to the offer and sale of the Shares, including but not limited to the requirement not to engage in any "directed selling efforts" (as defined in Regulation S) in the United States with respect to the Shares.

         4. INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor represents and warrants to the Corporation that:

                  a. ACCOUNT/REGULATION S. The Investor is acquiring the Shares for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any of the Shares. The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Investor understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act.

                  b. ACCESS TO DATA. The Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Shares, including an opportunity to receive, review and understand the disclosures and information regarding the Corporation's financial statements, capitalization and other business information as set forth in Corporation's filings with the Securities and Exchange Commission through March 31, 1997, all incorporated herein by reference, together with all exhibits referenced therein. The Investor acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  c. NO FAIRNESS DETERMINATION. The Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Shares.

                  d. KNOWLEDGE AND EXPERIENCE. The Investor has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in the Shares, and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares, including assessment of the Risk Factors set forth below.

                  e. LIMITED PUBLIC MARKET. The Investor is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on or about 1987. There is no guarantee that a more established public market will

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develop at any time in the future. The Investor understands that the Shares are all unregistered and may not presently be sold in even this limited public market. The Investor understands that the Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Investor has sufficient liquid assets available so that the purchase and holding of the Shares will not cause it undue financial difficulties.

                  f. INVESTMENT EXPERIENCE. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "Accredited Investor" under Regulation D refers to:

                           (i) A person or entity who is a director or
executive  officer  of  the Corporation;

                           (ii) Any bank as defined in Section 3(a)(2) of the
Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to
Section 15 of the Exchange Act; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

                           (iii)  Any private business development company as
defined  in  Section 202(a)(22) of the Investment Advisers Act of 1940;


                           (iv) Any organization described in Section 501(c)(3)
of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

                           (v) Any natural person whose individual net worth, or
joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           (vi) Any natural person who had an individual income
in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                           (vii) Any trust, with total assets in excess of
$5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a person who

                                      17

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has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

                           (viii) Any entity in which all of the equity owners
are accredited investors.

As used in this Section 4(f), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 4(f), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                                      18

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         5.   RESTRICTIONS ON TRANSFER RE: REGULATION S.

                  a. NOT A "U.S. PERSON." The Investor hereby certifies that (i) it is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 2) and is not acquiring the Shares for the account or benefit of any U.S. Person, and (ii) it is acquiring the Shares in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 3). The Investor acknowledges that offers respecting the sale of

Common Stock directed to it by the Company were received outside of the U.S. and that the Investor did not engage in or direct any unsolicited offers to buy Shares of Common Stock of the Company into the U.S.

                  b. TRANSFER RESTRICTIONS. The Investor shall not attempt to have registered any transfer of the Shares not made in accordance with the provisions of Regulation S and the Corporation shall be required during the Regulation S restricted period to refuse to register any transfer of the Shares that is not made in accordance with the provisions of Regulation S, unless such refusal is prohibited by foreign law. The Investor agrees that the Shares acquired by the Investor pursuant to this Agreement shall not be voluntarily sold, transferred or otherwise disposed of for a minimum period of FORTY (40) CALENDAR DAYS from the Closing Date. In addition to any other restrictions on transfer set forth in this Agreement, the Investor agrees to transfer the Shares only (i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Investor warrants and represents the following:

                           (i) The Investor shall not sell the Shares publicly
or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restricted period mandated by Regulation S after the purchase of the Shares unless registered or exempt from registration;

                           (ii) Any other offer or sale of the Shares shall be
made only if (A) during the restricted period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person, or (B) after the restricted period the Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

                           (iii)  Any transferee of the Shares who acquires the
Shares during the Regulation S restricted period shall agree in writing to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                           (iv)  The Investor understands that any disposition
of the Shares in violation of this Agreement shall be null and void. No transfer of the Shares shall be made by the Corporation's registrar or transfer agent upon the Corporation's stock transfer books or

                                      19
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records unless there has been compliance with the terms of this Agreement. The
Corporation shall issue stop transfer instructions to its registrar or transfer agent to the effect that the certificate(s) evidencing the Shares may not be transferred for a period of FORTY (40) CALENDAR DAYS after the Closing Date. The Investor agrees that any disposition of the Shares in the U.S. shall be in conformity with Regulation S pursuant to an opinion of counsel for the holder of such Shares, that such Shares are exempt from registration under the 1933 Act and such opinion shall be acceptable to the Corporation.

                           (v) The Investor is purchasing the Shares for its
own account and not on behalf of any U.S. persons; the sale has not been pre-arranged with a purchaser in the United States; and all offers and resales of the securities shall only be made in compliance with the provisions of Regulation S.

                  c. RESTRICTIONS ON RESALES IN THE UNITED STATES. The Investor understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the Shares and the Investor holding such Shares qualifies. The Investor understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Investor will be able to qualify for such an exemption from registration.

         6. RESTRICTIVE LEGENDS. Each certificate evidencing the Shares which the Investor may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be imprinted with legends substantially in the following form:

THESE SECURITIES MAY NOT BE OFFERED OR SOLD TO ANY U.S. PERSON AS DEFINED BY RULE 902(o) OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933 FOR A PERIOD OF 41 DAYS COMMENCING ON THE DATE THEY ARE ISSUED AND, THEREAFTER, ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                  The Corporation shall be entitled to enter stop transfer notices on its transfer books with respect to the Shares during the Regulation S restricted period.

         7. RELIANCE. The Investor is aware that the Corporation is relying on the accuracy of the above representations to establish compliance with Federal and State securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing, Investor shall so notify the Corporation in writing immediately and shall be cause for rescission by the Corporation at its sole election. The Investor shall indemnify the Corporation and its affiliates, legal counsel and agents against all losses, claims, costs, expenses and damages or liabilities, including reasonable attorneys' fees, which such parties may suffer or incur caused or in connection with or arising out of, directly or indirectly, from their reliance on such warranties and representations.

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         8. DUE DILIGENCE. The Investor, or its agents, have had a full opportunity to conduct its due diligence of the Corporation, in connection with this Agreement to its complete satisfaction. The Investor is familiar with the Corporation, its financial condition, business and prospects, has been provided with such information concerning the Corporation financial and other affairs as the Investor deems necessary to enter into and perform this Agreement, has had sufficient opportunity to ask questions and receive answers to verify the accuracy of such information, and is not in any way relying upon any information, representation or warranty (without implying that the supplying of any such information or the making of any such representation or warranty has occurred) that the Corporation or its officers, directors, employees, agents and attorneys have provided, or have failed to provide, to the Investor in entering into or performing this Agreement.

         9.   MISCELLANEOUS.

                  a. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

                  b. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  c. ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Corporation and the Investor.

                  d. TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                  e. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  f. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with laws of the State of New York, applicable to contracts between New York residents entered into and to be performed entirely within the State of New York.

                  g. VENUE. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the New York, State of New York.

                  h. AUTHORITY. If Investor is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Investor has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Investor in connection with the purchase of the Shares and (ii) the signature of such individual is binding upon Investor.

                                  RISK FACTORS

INVESTMENT IN THE COMMON STOCK OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. THE COMPANY INTENDS TO USE THE NET PROCEEDS FROM THE SALE OF THE COMMON STOCK BEING OFFERED TO FINANCE POTENTIAL BUSINESS ACQUISITIONS. THERE CAN BE NO ASSURANCE HOWEVER THAT ANY SUCH ACQUISITION WILL TAKE PLACE. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL SUCCESSFULLY INTEGRATE THE OPERATIONS OF THE ACQUIRED BUSINESS WITH THOSE OF THE COMPANY, OR THAT ALL OF THE BENEFITS EXPECTED FROM SUCH INTEGRATION WILL BE REALIZED. ALTHOUGH THE COMPANY WILL ENDEAVOR TO EVALUATE THE RISKS INHERENT IN A PARTICULAR ACQUISITION, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL PROPERLY ASCERTAIN OR ASSESS SUCH SIGNIFICANT RISK FACTORS.

                                      22

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

INVESTOR                                     CELESTIAL VENTURES
                                             CORPORATION


______________________________
(Name of Investor)

By:___________________________          By:____________________________
     (Signature)                           Irwin Schneidmill, President

______________________________
(Print Name and Title)

                                   SCHEDULE 1

Purchase Price Per Share:                        $3.00/share

Aggregate Purchase Price:                        $4,059,000

Total Number of Shares Offered:                  1,353,000 shares

Purchase Date:                                   October ___, 1997

Name of Registered Owner(s):                     ______________________________

Number of Shares:                                ______________________________

Address for Delivery of Shares:                  ______________________________

                                                 ______________________________

                                                 ______________________________



                                      23

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                                   SCHEDULE 2

                           DEFINITION OF "U.S. PERSON"

         Reg. Section 230.902. As used in Regulation S, the following terms shall have the meanings indicated:

          (o) U.S. Person.

                  (1)  "U.S. person" means:

                            (i) any natural person resident in the United
                            States;

                            (ii) any partnership or corporation organized or incorporated under the laws of the United States;

                            (iii) any estate of which any executor or administrator is a U.S. person;

                            (iv) any trust of which any trustee is a U.S.
                            person;

                            (v) any agency or branch of a foreign entity located in the United States;

                           (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                           (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                           (viii) any partnership or corporation if:

                                    (A) organized or incorporated under the
                                    laws of any foreign jurisdiction; and

                                    (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act (Section 230.501(a) of this chapter)) who are not natural persons, estates or trusts.

                  (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

                  (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                           (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                           (ii) the estate is governed by foreign law.

                  (4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

                  (5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

                  (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                           (i) the agency or branch operates for valid business reasons; and

                           (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                  (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                   SCHEDULE 3

                      DEFINITION OF "OFFSHORE TRANSACTION"

         Reg. Section 230.902. As used in Regulation S, the following terms shall have the meanings indicated:

         (i) Offshore Transaction.

                  (1) An offer or sale of securities is made in an "offshore transaction" if:

                           (i) the offer is not made to a person in the United States; and

                           (ii) either:

                                    (A) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States; or

                                    (B) for purposes of:

                                            (1) Section 230.903, the transaction
                                            is executed in, on or through a
                                            physical trading floor of an
                                            established foreign securities
                                            exchange that is located outside the
                                            United States; or

                                            (2) Section 230.904, the transaction
                                            is executed in, on or through the
                                            facilities of a designated offshore
                                            securities market described in
                                            paragraph (a) of this section, and
                                            neither the seller nor any person
                                            acting on its behalf knows that the
                                            transaction has been pre-arranged
                                            with a buyer in the United States.

                  (2) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities specifically targeted at identifiable groups of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, shall not be deemed to be made in "offshore transactions."

                  (3) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities to persons excluded from the definition of "U.S. person" pursuant to paragraph (o)(7) of this section or persons holding accounts excluded from the definition of "U.S. person" pursuant to paragraph (o)(2) of this section, solely in their capacities as holders of such accounts, shall be deemed to be made in "offshore transactions."

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         INVESTOR CONFIRMATION LETTER FOR A PRIVATE OFFERING PURSUANT
                              TO REGULATION "S"

                         Celestial Ventures Corporation
                            382 Route 59 Section 310
                             Monsey, New York 10952

                                                               October 30, 1997

Gentlemen,

         This is to confirm to you that the _________ shares of Common Stock, par value $.001 per share ("the Shares"), of Celestial Ventures Corporation (the "Company") purchased by _____________________ ("Purchaser") on the date hereof are being acquired for Purchaser's own account without a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder (collectively hereinafter called the "Act").

         Purchaser hereby represents and warrants to the Company that its present and anticipated financial position permits it to purchase the Shares and to hold the Shares for investment purposes. Purchaser hereby acknowledges receipt of a Regulation S Common Stock Purchase Agreement dated August 4, 1997, and represents and warrants that it has read the Regulation S Common Stock Purchase Agreement and all exhibits thereto. The total size of the Regulation S offering is 1,353,000 Shares.

         Purchaser further acknowledges that:

         (a) it is familiar with the requirements of Regulation S and understands that the Shares have not been registered under the Act, purchaser hereby represents and warrants to the Company that it will make no offers or sales of the securities during the restricted period which are not in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act;

         (b) prior to effecting any transfer (except pursuant to a registration statement) of the Shares to any person, it will furnish the Company with an opinion of counsel, which opinion shall be satisfactory to the Company and counsel, that the proposed transfer may be effected without registration under the Act or registration or qualification under applicable state Blue Sky laws;

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         (c)  the certificate representing the Shares shall bear a legend stating that the Shares evidenced by such certificates have not been registered under the Act and may not be transferred (except pursuant to a registration statement) except upon delivery to the

              Company of an opinion of counsel, which opinion shall be satisfactory to the Company and its counsel, that the proposed transfer may be effected without registration under the Act or registration or qualification under applicable state Blue Sky laws; and

         (d) the Company may enter, or may instruct its transfer agent to enter, on its books an order stopping transfer of the Shares until the conditions precedent to such transfer specified in paragraph
              (b) above have been satisfied.

                                     Very Truly Yours,

                                     CELESTIAL VENTURES CORPORATION

                                     by: ___________________________
                                         Irwin Schneidmill, President